UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2015

BIOHITECH GLOBAL, INC.

(formerly known as Swift Start Corp.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192151	46-233496
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Copies to:

Peter Campitiello, Esq.

Kane Kessler, P.C.

1350 Avenue of the Americas

New York, New York 10019

Tel: 212-541-6222

Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

ITEM 4.01.   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

On October 23, 2015, Weinberg & Baer, LLC (“Weinberg”) was dismissed as the independent registered public accounting firm of BioHiTech Global, Inc. (the “Company”). The Company’s Board of Directors approved the dismissal of Weinberg.

Weinberg’s reports on the Company’s financial statements for the years ended December 31, 2014 and 2013, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

During the years ended December 31, 2014 and 2013, and through October 23, 2015, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2014 and 2013, and through October 23, 2015, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Weinberg with a copy of the foregoing disclosures and requested Weinberg to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Weinberg agrees with the disclosures. A copy of Weinberg’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On October 26, 2015, the Company’s Board of Directors, acting in the capacity of an audit committee, engaged Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. During the Company’s fiscal years ended December 31, 2014 and 2013, and through October 23, 2015, neither the Company, nor anyone acting on its behalf, consulted with Marcum regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Weinberg & Baer, LLC regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2015	BIOHITECH GLOBAL, INC.

	By:	/s/ Frank E. Celli
Name: Frank E. Celli
Title: Chief Executive Officer